UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2020 (January 14, 2020)

PDC Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37419	95-2636730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1775 Sherman Street, Suite 3000

Denver, Colorado 80203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 860-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDCE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 14, 2020, PDC Energy, Inc. (“PDC”) completed its previously announced acquisition of SRC Energy Inc., a Colorado corporation (“SRC”), pursuant to the Agreement and Plan of Merger, dated as of August 25, 2019 (the “Merger Agreement”), by and between PDC and SRC. Pursuant to the Merger Agreement, SRC merged with and into PDC, with PDC continuing as the surviving corporation (the “Merger”). The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 1.01. Entry into a Material Definitive Agreement.

SRC Notes

At the effective time of the Merger (the “Effective Time”), there were $550 million aggregate principal amount of 6.25% Senior Notes due 2025 issued by SRC (the “SRC Notes”) pursuant to an Indenture (the “Original Indenture”) dated November 29, 2017 between SRC and U.S. Bank National Association (the “Trustee”). PDC assumed the SRC Notes pursuant to a First Supplemental Indenture (the “First Supplemental Indenture”) dated January 14, 2020 between PDC and the Trustee. Also on January 14, 2020, PDC Permian, Inc. (“PDC Permian”), a wholly owned subsidiary of PDC, guaranteed the SRC Notes pursuant to a Second Supplemental Indenture (the “Second Supplemental Indenture” and together with the Original Indenture and the First Supplemental Indenture, the “Indentures”) between PDC Permian and the Trustee.

The SRC Notes will mature on December 1, 2025 unless earlier purchased or redeemed by PDC.  PDC may redeem all or part of the SRC Notes prior to December 1, 2020 at a redemption price equal to 100% of the principal amount of the SRC Notes redeemed, plus the Applicable Premium (as defined in the Indentures) and accrued and unpaid interest, if any, to the date of redemption, subject to rights of holders of the SRC Notes on the relevant record date to receive interest. Thereafter, the SRC Notes may be redeemed as set forth in the Indentures.  Additionally, prior to December 1, 2020, PDC may, on one or more occasions, redeem up to 35% of the principal amount of the SRC Notes with all or a portion of the net cash proceeds of certain equity offerings at a redemption price equal to 106.250% of the principal amount thereof, plus accrued and unpaid interest if any, subject to further conditions.

The Indentures contain covenants that restrict PDC’s ability and the ability of certain of its subsidiaries to, among other restrictions and limitations: (i) incur additional indebtedness; (ii) incur liens; (iii) pay dividends; (iv) consolidate, merge or transfer all or substantially all of its or their assets; (v) engage in transactions with affiliates; and (vi) engage in certain restricted business activities.  These covenants are subject to a number of exceptions and qualifications.

Shortly after the Effective Time, PDC plans to make a change of control offer pursuant to the Indentures to repurchase the SRC Notes from the holders of the SRC Notes at 101% of the principal amount of the SRC Notes, together with any accrued and unpaid interest to the date of purchase.

The description above does not purport to be complete and is qualified in its entirety by the Original Indenture and the First Supplemental Indenture which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note above, on January 14, 2020, PDC completed its previously announced acquisition of SRC. At the Effective Time, each outstanding share of common stock of SRC (other than shares held in treasury by SRC, shares owned by PDC, or shares owned by any subsidiaries of SRC or PDC) was converted into the right to receive 0.158 of a share of common stock of PDC, plus cash in lieu of any fractional shares that otherwise would have been issued (the “Merger Consideration”).

At the Effective Time, (1) outstanding SRC restricted stock units and stock bonus awards vested and were cancelled in exchange for the Merger Consideration in respect of each share of SRC common stock underlying the applicable award, less applicable tax withholdings, (2) SRC performance stock units that were outstanding as of the Effective Time vested and were cancelled in exchange for the Merger Consideration in respect of each share of SRC common stock underlying the applicable award (with such number of shares of SRC common stock determined based on target performance and any remaining shares of SRC common stock subject to the award forfeited), less applicable tax withholdings, (3) SRC performance stock units granted following the execution of the Merger Agreement as required by the terms of the Merger Agreement were assumed and converted into PDC performance share units (“PDC PSUs”) that remain subject to the same terms and conditions (including performance-vesting terms) that applied immediately prior to the Effective Time, except that the number of shares of PDC common stock subject to such PDC PSUs was determined by multiplying the number of shares subject to the SRC performance stock units by 0.158 (rounded to the nearest whole share), (4) outstanding, in-the-money SRC stock options were cancelled in exchange for the Merger Consideration in respect of each “Net Option Share” subject to the applicable option, less applicable tax withholdings and (5) outstanding, out-of-the-money SRC stock options were cancelled for no consideration. The number of “Net Option Shares” subject to an outstanding SRC option, and the determination whether an SRC stock option was in-the-money or out-of-the-money, were determined in accordance with the formulas set forth in the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Merger Agreement, which was attached as Exhibit 2.1 to PDC’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2019 and is incorporated by reference herein.

The issuance of PDC common stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to PDC’s registration statement on Form S-4 (File No. 333-233933), as amended, declared effective by the SEC on December 6, 2019. The joint proxy statement/prospectus included in the registration statement contains additional information about the Merger.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, and as required by the terms of the Merger Agreement, effective as of January 14, 2020, the Board of Directors of PDC (the “Board”) increased the size of the Board by two members and appointed Lynn A. Peterson, the former President, Chief Executive Officer and Chairman of the Board of SRC, and Paul J. Korus, a former member of the board of directors of SRC, as directors pursuant to the terms of the Merger Agreement. Mr. Peterson will serve as a Class I director with a term ending at the annual PDC stockholders meeting in 2020, and Mr. Korus will serve as a Class III director with a term ending at the annual PDC stockholders meeting in 2022. The Board has determined to not appoint Messrs. Peterson and Korus to any committees of the Board at the time of their appointments.

Each of Messrs. Peterson and Korus will participate in PDC’s standard non-employee director compensation arrangements that are paid on a calendar-year basis pursuant to which non-employee directors receive an annual cash retainer equal to $100,000, an annual restricted stock unit grant with a value of $140,000 that vests over a period of one (1) year and annual retainers for certain committee and committee chair service. In addition, each of Messrs. Peterson and Korus will also enter into PDC’s standard Indemnification Agreement, a form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 8, 2015.

As described above in Section 2.01, prior to the Effective Time, Mr. Peterson received SRC performance stock units pursuant to the SRC Energy Inc. 2015 Equity Incentive Plan (the “SRC Plan”) granted following the signing of the Merger Agreement as required by the terms of the Merger Agreement, and such SRC performance stock units were assumed and converted into PDC PSUs that remain subject to the same terms and conditions (including performance-vesting terms) that applied immediately prior to the Effective Time, except that the number of shares of PDC common stock subject to such PDC performance stock units were determined by multiplying the number of shares subject to the SRC performance stock units by 0.158 (rounded to the nearest whole share). As a result, Mr. Peterson currently holds PDC PSUs with a target award of 66,906 shares of PDC common stock at the Effective Time pursuant to the terms of the SRC/PDC Merger Performance Share Agreement (the “Performance Share Agreement”), dated January 13, 2020, by and between PDC (as successor to SRC) and Mr. Peterson.

In order to accommodate the assumption and conversion of the SRC performance stock units in accordance with the Merger Agreement, PDC assumed the SRC Plan as of the Effective Time. The SRC Plan is an omnibus equity incentive plan that originally provided for awards in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, cash awards and other awards. Following the closing of the Merger, the only outstanding awards under the SRC Plan are the PDC PSUs pursuant to which a maximum of 311,856 shares of PDC common stock may be issued. No additional awards will be granted under the SRC Plan.

There is no arrangement or understanding pursuant to which either Messrs. Peterson or Korus was appointed as a director other than as described above. Further, neither Mr. Peterson nor Mr. Korus has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The description above of the SRC Plan and the Performance Share Agreement does not purport to be complete and is qualified in its entirety by the SRC Plan and the Performance Share Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01. Other Events.

On October 22, 2019, PDC elected to increase the aggregate elected commitment amount under its existing credit facility to $1.7 billion effective upon consummation of the Merger. In addition, PDC has the option, at its sole discretion, to increase the aggregate elected commitment amount under its existing credit facility to up to $1.9 billion at any time following consummation of the Merger and before April 30, 2020.

As described above in Item 1.01, PDC intends to make a change of control offer pursuant to the Indenture to repurchase the SRC Notes. PDC expects that its decision regarding the expansion of the elected commitment to $1.9 billion will be based in part on the amount of SRC Notes tendered in the proposed offer.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements

The audited consolidated financial statements of SRC, comprised of (i) the consolidated balance sheets as of December 31, 2018 and 2017, (ii) the consolidated statements of operations for the years ended December 31, 2018, 2017 and 2016, (iii) the consolidated statements of cash flows for the years ended December 31, 2018, 2017 and 2016, and (iv) the consolidated statements of changes in shareholders’ equity for the years ended December 31, 2018, 2017 and 2016, and (v) the related notes to the audited consolidated financial statements were previously filed as Item 8 of SRC’s Annual Report on Form 10-K filed with the SEC on February 20, 2019 and are incorporated by reference as Exhibit 99.1 hereto and are incorporated by reference into this Item 9.01(a).

The unaudited consolidated financial statements of SRC, comprised of (i) the balance sheet as of September 30, 2019 and December 31, 2018, (ii) the consolidated statements of operations for the three and nine months ended September 30, 2019 and 2018, (iii) the consolidated statements of cash flows for the nine months ended September 30, 2019 and 2018, (iv) the consolidated statements of changes in shareholders’ equity for the three and nine months ended September 30, 2019 and 2018, and (v) the related condensed notes to the unaudited consolidated financial statements were previously filed as Item 1 of SRC’s Quarterly Report on Form 10-Q filed with the SEC on November 6, 2019 and are incorporated by reference as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet data give effect to the Merger as if it had occurred on September 30, 2019, while the unaudited pro forma condensed combined statements of operations data for the year ended December 31, 2018 and the nine months ended September 30, 2019 are presented as if the Merger had occurred on January 1, 2018. The pro forma financial information, and the related notes thereto, required to be filed under Item 9.01 of this Current Report on Form 8-K were previously filed in the Joint Proxy Statement/Prospectus under the caption “Unaudited Pro Forma Condensed Combined Consolidated Financial Statements,” are incorporated by reference as Exhibit 99.3 hereto and are incorporated by reference into this Item 9.01(b).

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1†	Agreement and Plan of Merger, dated as of August 25, 2019 by and between PDC and SRC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of PDC filed on August 26, 2019 (File No. 001-37419)).

4.1	Indenture, dated as of November 29, 2017, among SRC and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of SRC filed on November 29, 2017 (File No. 001-35245)).

4.2	First Supplemental Indenture, dated as of January 14, 2020, among PDC and U.S. Bank National Association as Trustee.

10.1	SRC Energy Inc. 2015 Equity Incentive Plan.

10.2	SRC/PDC Merger Performance Share Agreement, dated January 13, 2020, by and between PDC (as successor to SRC) and Lynn A. Peterson.

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited consolidated financial statements of SRC, comprised of (i) the consolidated balance sheets as of December 31, 2018 and 2017, (ii) the consolidated statements of operations for the years ended December 31, 2018, 2017 and 2016, (iii) the consolidated statements of cash flows for the years ended December 31, 2018, 2017 and 2016, and (iv) the consolidated statements of changes in shareholders’ equity for the years ended December 31, 2018, 2017 and 2016, and (v) the related notes to the audited consolidated financial statements (incorporated by reference to the Annual Report on Form 10-K of SRC filed on February 20, 2019 (File No. 001-35245)).

99.2	Unaudited consolidated financial statements of SRC, comprised of (i) the balance sheet as of September 30, 2019 and December 31, 2018, (ii) the consolidated statements of operations for the three and nine months ended September 30, 2019 and 2018, (iii) the consolidated statements of cash flows for the nine months ended September 30, 2019 and 2018, (iv) the consolidated statements of changes in shareholders’ equity for the three and nine months ended September 30, 2019 and 2018, and (v) the related condensed notes to the unaudited consolidated financial statements (incorporated by reference to the Quarterly Report on Form 10-Q of SRC filed on November 6, 2019 (File No. 001-35245)).

99.3	Unaudited pro forma condensed financial statements (incorporated by reference to the Amendment No. 2 to Registration Statement on Form S-4 of PDC filed on November 13, 2019 (File No. 333-233933)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Schedules have been omitted pursuant to Item 601(b) (2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2020	PDC ENERGY, INC.

	By:	/s/ Nicole Martinet
	Name:	Nicole Martinet
	Title:	General Counsel, Senior Vice President and Corporate Secretary